[Transamerica Financial Life Insurance Company]

September 11, 2003

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA-2LNY

File No. 811-07368, CIK 0000894418

Rule 30b2-1 Filing

Dear Sir or Madam:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA-2LNY, a unit investment trust registered under the Act, recently mailed to its contract owners the semi-annual reports for the following underlying management investment companies: AEGON/Transamerica Series Fund, Inc. – Initial Class; Dreyfus Variable Investment Fund – Service Class, Dreyfus Stock Index Fund, Inc. – Service Class, The Dreyfus Socially Responsible Growth Fund, Inc. – Service Class and Dreyfus Investment Portfolios – Service Class. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On September 9, 2003, AEGON/Transamerica Series Fund, Inc. filed its semi-annual report with the Commission via EDGAR (CIK: 0000778207);

•	On September 4, 2003, Dreyfus Variable Investment Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000813383);

•	On September 3, 2003, Dreyfus Stock Index, Inc. Fund filed its semi-annual report with the Commission via EDGAR (CIK: 0000846800);

•	On September 4, 2003, The Dreyfus Socially Responsible Growth Fund, Inc., filed its semi-annual report with the Commission via EDGAR (CIK: 0000890064); and

Securities and Exchange Commission

September 11, 2003

•	On September 4, 2003, Dreyfus Investment Portfolios filed its semi-annual report with the Commission via EDGAR (CIK: 0001056707).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

/s/ BRENDA D. SNEED
Brenda D. Sneed Assistant General Counsel